UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2017

UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09712	62-1147325
(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation or organization)	File Number)

8410 West Bryn Mawr, Chicago, Illinois 60631
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K is being filed by United States Cellular Corporation (“U.S. Cellular”) to file as Exhibits updated forms of agreements pursuant to paragraph (e) of Item 5.02 of Form 8-K.

The following forms of award agreement were approved and became effective for use with respect to U.S. Cellular’s President and CEO, Kenneth R. Meyers, under the United States Cellular Corporation 2013 Long-Term Incentive Plan (the “2013 Long-Term Incentive Plan”) on and after April 3, 2017.

  Form of 2013 Long-Term Incentive Plan 2017 Performance Award Agreement for U.S. Cellular’s President and CEO:

This form provides for the grant of performance awards with respect to U.S. Cellular Common Shares to the President and CEO.  This form and the terms of the performance award agreement are generally the same as those applicable to all other executive officers, as set forth in U.S. Cellular’s Current Report on Form 8-K dated March 13, 2017 and incorporated herein by reference.   However, the performance award agreement for the President and CEO set forth in Exhibit 10.1 attached hereto includes certain differences from the form of performance award agreement applicable to other executive officers and, accordingly, is being filed separately herewith.  Such differences relate to the terms of an employment letter agreement dated July 25, 2013 between U.S. Cellular and Mr. Meyers, as reflected in Exhibit 10.1.

The foregoing description is qualified by reference to the form of the award agreement, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

  Form of 2013 Long-Term Incentive Plan 2017 Restricted Stock Unit Award Agreement for U.S. Cellular’s President and CEO:

This form provides for the grant of restricted stock units with respect to U.S. Cellular Common Shares to the President and CEO.  This form and the terms of the restricted stock unit award agreement are generally the same as those applicable to all other executive officers, as set forth in U.S. Cellular’s Current Report on Form 8-K dated March 13, 2017.   However, the restricted stock unit award agreement for the President and CEO set forth in Exhibit 10.2 attached hereto includes certain differences from the form of restricted stock unit award agreement applicable to other executive officers and, accordingly, is being filed separately herewith.  Such differences relate to the terms of an employment letter agreement dated July 25, 2013 between U.S. Cellular and Mr. Meyers, as reflected in Exhibit 10.2.

The foregoing description is qualified by reference to the form of the award agreement, which is filed herewith as Exhibit 10.2 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES CELLULAR CORPORATION
(Registrant)

Date:	April 7, 2017

		By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President - Finance,
Chief Financial Officer and Treasurer
(principal financial officer)

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description

10.1	Form of 2013 Long-Term Incentive Plan 2017 Performance Award Agreement for U.S. Cellular’s President and CEO

10.2	Form of 2013 Long-Term Incentive Plan 2017 Restricted Stock Unit Award Agreement for U.S. Cellular’s President and CEO